Exhibit 10.1

DAVIDSON & COMPANY LLP	Chartered Accountants	A Partnership of Incorporated Professionals

CONSENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form 20-F/A-2 of Crosshair Exploration & Mining Corp. of our report dated July 18, 2005 appearing in the Registration Statement, and to the reference of us under the heading “Experts” in such Registration Statement.

/s/    DAVIDSON & COMPANY LLP

Vancouver, Canada	Chartered Accountants

September 13, 2006

A Member of SC INTERNATIONAL

1200 - 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, BC, Canada, V7Y 1G6

Telephone (604) 687-0947 Fax (604) 687-6172